                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (SEC File No. 33-48270 and SEC File
No. 33-33190).





                                             /s/ ARTHUR ANDERSEN LLP

San Antonio, Texas
February 18, 1998